Quarterly Holdings Report
for
Fidelity Advisor® Semiconductors Fund
October 31, 2023
AFEL-NPRT1-1223
1.809067.120
Common Stocks - 94.5%
	Shares	Value ($)
Electronic Equipment, Instruments & Components - 0.0%
Electronic Equipment & Instruments - 0.0%
Aeva Technologies, Inc. (a)	118,100	58,814
Semiconductors & Semiconductor Equipment - 94.5%
Semiconductor Materials & Equipment - 13.4%
Applied Materials, Inc.	56,900	7,530,715
ASML Holding NV (depository receipt)	82,800	49,581,468
Enphase Energy, Inc. (a)	81,043	6,449,402
Lam Research Corp.	83,846	49,319,894
Nova Ltd. (a)(b)	146,032	13,868,659
Teradyne, Inc.	441,700	36,780,359
		163,530,497
Semiconductors - 81.1%
Advanced Micro Devices, Inc. (a)	362,174	35,674,139
Allegro MicroSystems LLC (a)	536,300	13,922,348
Ambarella, Inc. (a)	37,201	1,673,673
Arm Holdings Ltd. ADR (b)	11,900	586,551
Broadcom, Inc.	70,825	59,590,030
Cirrus Logic, Inc. (a)	113,728	7,611,815
GaN Systems, Inc. (c)	226,949	22,848
GaN Systems, Inc. (c)	226,949	2
GlobalFoundries, Inc. (a)(b)	1,221,301	60,600,956
Impinj, Inc. (a)	219,659	14,192,168
Lattice Semiconductor Corp. (a)	293,629	16,328,709
MACOM Technology Solutions Holdings, Inc. (a)	258,562	18,238,963
Marvell Technology, Inc.	1,422,902	67,189,432
Microchip Technology, Inc.	615,177	43,855,968
Micron Technology, Inc.	835,900	55,896,633
Monolithic Power Systems, Inc.	71,373	31,528,309
NVIDIA Corp.	742,927	302,965,631
NXP Semiconductors NV	539,253	92,983,395
ON Semiconductor Corp. (a)	1,322,376	82,833,633
Silicon Motion Tech Corp. sponsored ADR	96,400	5,165,112
Skyworks Solutions, Inc.	185,000	16,046,900
Synaptics, Inc. (a)	39,700	3,321,302
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	710,400	61,314,624
		991,543,141
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		1,155,073,638
TOTAL COMMON STOCKS (Cost $857,962,581)		1,155,132,452

Convertible Preferred Stocks - 0.4%
	Shares	Value ($)
Electronic Equipment, Instruments & Components - 0.0%
Electronic Components - 0.0%
Menlo Micro, Inc. Series C (a)(c)(d)	79,800	79,002
Metals & Mining - 0.1%
Precious Metals & Minerals - 0.1%
Diamond Foundry, Inc. Series C (a)(c)(d)	18,335	536,482
Semiconductors & Semiconductor Equipment - 0.3%
Semiconductor Materials & Equipment - 0.2%
Astera Labs, Inc.:
Series A (a)(c)(d)	30,452	288,685
Series B (a)(c)(d)	5,185	49,154
Series C (a)(c)(d)	19,433	184,225
Series D (a)(c)(d)	123,852	1,174,117
		1,696,181
Semiconductors - 0.1%
Alif Semiconductor Series C (a)(c)(d)	48,363	860,861
Retym, Inc. Series C (c)(d)	55,074	407,548
SiMa.ai:
Series B (a)(c)(d)	30,638	188,730
Series B1 (a)(c)(d)	18,145	130,281
		1,587,420
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		3,283,601
Software - 0.0%
Systems Software - 0.0%
Tenstorrent, Inc. Series C1 (a)(c)(d)	900	49,878
Technology Hardware, Storage & Peripherals - 0.0%
Technology Hardware, Storage & Peripherals - 0.0%
Lightmatter, Inc. Series C (c)(d)	32,553	518,569
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,518,326)		4,467,532

Preferred Securities - 0.0%
	Principal Amount (e)	Value ($)
Software - 0.0%
Systems Software - 0.0%
Tenstorrent, Inc. 0% (c)(d)(f) (Cost $50,000)	50,000	46,600

Money Market Funds - 6.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (g)	30,421,642	30,427,726
Fidelity Securities Lending Cash Central Fund 5.40% (g)(h)	44,583,372	44,587,830
TOTAL MONEY MARKET FUNDS (Cost $75,015,556)		75,015,556

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $937,546,463)	1,234,662,140
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(12,624,304)
NET ASSETS - 100.0%	1,222,037,836

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,514,132 or 0.4% of net assets.

(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security is perpetual in nature with no stated maturity date.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Alif Semiconductor Series C	3/08/22	981,698

Astera Labs, Inc. Series A	5/17/22	309,682

Astera Labs, Inc. Series B	5/17/22	52,729

Astera Labs, Inc. Series C	8/24/21	65,330

Astera Labs, Inc. Series D	5/17/22 - 5/27/22	1,259,513

Diamond Foundry, Inc. Series C	3/15/21	440,040

Lightmatter, Inc. Series C	5/19/23	535,718

Menlo Micro, Inc. Series C	2/09/22	105,775

Retym, Inc. Series C	5/17/23 - 6/20/23	428,575

SiMa.ai Series B	5/10/21	157,093

SiMa.ai Series B1	4/25/22 - 10/17/22	128,665

Tenstorrent, Inc. Series C1	4/23/21	53,509

Tenstorrent, Inc. 0%	4/23/21	50,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	62,347,605	109,988,720	141,908,599	476,969	-	-	30,427,726	0.1%
Fidelity Securities Lending Cash Central Fund 5.40%	39,629,775	81,498,236	76,540,181	70,342	-	-	44,587,830	0.2%
Total	101,977,380	191,486,956	218,448,780	547,311	-	-	75,015,556

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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